1


                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 1st day of October 2001 (the "Effective Date") by and between ACT Financial Services, Inc. ("ACT" or "Consultant"), an Arizona Corporation and K. Mark Deubner, Esq. ("Deubner" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, Inc. and any of its successor corporations acquired or merged with any other company. The Directors of the Company have approved this Agreement.

     The Company desires to engage ACT a Subchapter S corporation, and its President Arthur W. Taylor (collectively, "ACT" or "Consultant"), a 100% stockholder and Deubner subject to the terms and conditions of this Agreement, in performing such services for the Company.

     For the purposes of Taylor performing consultant services, these services will be deemed as performed under the corporate umbrella of "ACT."

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultants and Consultants hereby agree to hold themselves available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services rendered to the Company's management shall include but not be limited to (a) advice concerning the corporate planning and development of the Company; and or assistance in marketing and promotions of any or all products of the Company; (b) advice and or assistance concerning potential merger and/or acquisition candidates for the Company; (d) assistance with Management and with its corporate attorneys, its auditing and accounting staff as to the Federal and State Securities Laws filing requirements with AICPA standards and procedures (e) other bona fide services.

2.   TERM

The term of this Agreement ("Term") for the consulting services shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with or without cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. The termination of the consulting services shall not impair the consultant's rights to exercise their stock option.

3.   COMPENSATION

     A.    WARRANTS

Each Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase five hundred thousand (500,000) shares of the Company's Common Stock (the "Warrants"). The Warrants shall be exercisable at a price of $0.50 per Share. The Warrants shall be deemed exercisable immediately after the Company has received a trading symbol and is publicly trading on any exchange. Further, the Warrants shall be deemed exercisable if the Company becomes a public company through a merger to another public trading company, or is acquired by a public corporation or by transfer of assets through a sale, or by an Initial Public Offering, "IPO".

     B.    REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

4.   INDEPENDENT  CONTRACTOR

It is expressly agreed that Consultants are acting as independent contractors in performing their services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that both Consultants and/or Act's president, Arthur W. Taylor may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultants are under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultants shall be responsible for all costs and expenses incident to Consultants performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of each Consultant and its President. Consultant ACT and its President Arthur W. Taylor and Consultant Deubner shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on its part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultants of its obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultants and/or its representatives with certain Confidential Information (as defined below). In consideration of the Company Publishing (prior to and subsequent to the date hereof) such Confidential Information, Consultants agree as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultants, its agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultants, its agents, representatives or employees, or (ii) becomes available to Consultants on a non-confidential basis from a source other than the Company or its agents and if Consultants do not know they are prohibited from disclosing such Confidential
Information  by  a  legal,  contractual  or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultants, or their agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultants, their agents, representatives or employees, other than in connection with this Agreement. Consultants agree to reveal the Confidential Information only to their agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultants of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by their agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultants, their agents, representatives or employees, will be returned to the Company. That portion of the Confidential

          Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultants, their agents, representatives or employees and oral Confidential Information may be retained by Consultants and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy of Confidential Information. Consultants acknowledge that the
          ------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective Order. In the event that Consultants or anyone to whom they
          ----------------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultants will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultants will furnish only that portion of the Confidential Information which it is advised by written opinion of its legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Consultant nor anyone to whom it transmits the Confidential Information pursuant to this Confidentiality Agreement will oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultants  acknowledge  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and they hereby in advance agree to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultants or its directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then it shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultants provide
          ----------------------------------
          Confidential Information to the Company, Consultants shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                      ADDRESS

CONSULTANT                                   Arthur W. Taylor
                                             ACT Financial Services, Inc.
                                             10645 N. Tatum Blvd., Ste 200 # 485
                                             Phoenix, AZ. 85258

CONSULTANT                                   K.  Mark  Deubner,  Esq.
                                             7900  E.  Princess  Dr., Suite 1249
                                             Scottsdale AZ 85255

COMPANY

                                             Thomas J. Sweeney, CEO
                                             Butterfield  -  Blair,  Inc.
                                             D.B.A.  novahead,  Inc.
                                             2130 East Turney Ave.
                                             Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANTS

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the fall and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest.

13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

          BUTTERFIELD - BLAIR, INC.


          BY:
             --------------------------------------
          THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT                                CONSULTANT
     ----------                                ----------


ACT FINANCIAL SERVICES, INC.             K. MARK DEUBNER, ESQ.


BY                                   BY
  ----------------------------         ----------------------------
ARTHUR W. TAYLOR, PRESIDENT              K. MARK DEUBNER ESQ.

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 7TH day of January 2002 (the "Effective Date") by and between ACT Financial Services, Inc. ("ACT" or "Consultant"), an Arizona Corporation and K. Mark Deubner, Esq. ("Deubner" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, Inc. and any of its successor corporations acquired or merged with any other company. The Directors of the Company have approved this Agreement.

     The Company desires to engage ACT a Subchapter S corporation, and its President Arthur W. Taylor (collectively, "ACT" or "Consultant"), a 100% stockholder and Deubner subject to the terms and conditions of this Agreement, in performing such services for the Company.

     For the purposes of Taylor performing consultant services, these services will be deemed as performed under the corporate umbrella of "ACT."

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultants and Consultants hereby agree to hold themselves available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services rendered to the Company's management shall include but not be limited to (a) interface with the Company's securities counsel; (b) interface with the Company's certified Public Accountant and its accountants (c) assist with record keeping, and (d) peform other bona fide services.

2.   TERM

The term of this Agreement ("Term") for the consulting services shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with or without cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. The termination of the consulting services shall not impair the consultant's rights to exercise their stock option.

3.   COMPENSATION

     A.   WARRANTS

Each Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase five hundred thousand (500,000) shares of the Company's Common Stock (the "Warrants"). The Warrants shall be exercisable at a price of $0.50 per Share. The Warrants shall be deemed exercisable immediately after the Company has received a trading symbol and is publicly trading on any exchange. Further, the Warrants shall be deemed exercisable if the Company becomes a public company through a merger to another public trading company, or is acquired by a public corporation or by transfer of assets through a sale, or by an Initial Public Offering, "IPO".

     B.   REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

4.   INDEPENDENT  CONTRACTOR

It is expressly agreed that Consultants are acting as independent contractors in performing their services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that both Consultants and/or Act's president, Arthur W. Taylor may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultants are under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultants shall be responsible for all costs and expenses incident to Consultants performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of each Consultant and its President. Consultant ACT and its President Arthur W. Taylor and Consultant Deubner shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on its part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultants of its obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultants and/or its representatives with certain Confidential Information (as defined below). In consideration of the Company Publishing (prior to and subsequent to the date hereof) such Confidential Information, Consultants agree as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultants, its agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultants, its agents, representatives or employees, or (ii) becomes available to Consultants on a non-confidential basis from a source other than the Company or its agents and if Consultants do not know they are prohibited from disclosing such Confidential
Information  by  a  legal,  contractual  or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultants, or their agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultants, their agents, representatives or employees, other than in connection with this Agreement. Consultants agree to reveal the Confidential Information only to their agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultants of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by their agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultants, their agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultants, their agents, representatives or employees and oral Confidential Information may be retained by Consultants and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy of Confidential Information. Consultants acknowledge that the
          ------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective Order. In the event that Consultants or anyone to whom they
          ----------------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultants will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultants will furnish only that portion of the Confidential Information which it is advised by written opinion of its legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Consultant nor anyone to whom it transmits the Confidential Information pursuant to this Confidentiality Agreement will oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultants  acknowledge  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and they hereby in advance agree to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultants or its directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then it shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultants provide
          ----------------------------------
          Confidential Information to the Company, Consultants shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                      ADDRESS

CONSULTANT                                   Arthur W. Taylor
                                             ACT Financial Services, Inc.
                                             10645 N. Tatum Blvd., Ste 200 # 485
                                             Phoenix, AZ. 85258

CONSULTANT                                   K.  Mark  Deubner,  Esq.
                                             7900 E. Princess Dr., Suite 1249
                                             Scottsdale AZ 85255

COMPANY                                      Thomas J. Sweeney, CEO
                                             Butterfield  -  Blair,  Inc.
                                             D.B.A.  novahead,  Inc.
                                             2130 East Turney Ave.
                                             Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANTS

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the fall and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest.

13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

          BUTTERFIELD - BLAIR, INC.



          BY:
             --------------------------------------
          THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT                         CONSULTANT
     ----------                         ----------


ACT FINANCIAL SERVICES, INC.          K. MARK DEUBNER, ESQ.



BY                                 BY
  ----------------------------       -------------------------
ARTHUR W. TAYLOR, PRESIDENT          K. MARK DEUBNER ESQ.

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 10 day of December 2001 (the "Effective Date") by and between Steven Tomsic ("Tomsic" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Tomsic subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if Tomsic fails to bring a customer to the Company acceptable to the Company. The Company agrees to not contact any customer introduced by Consultant for a period of eighteen (18) months to the exclusion of Consultant.

2.   TERM

The term of this Agreement ("Term") as to the consulting services shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION

     A.     WARRANT

Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $0.50 per Share.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT  CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. Tomsic shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality
          Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          -------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          -----------------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          -----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                       ADDRESS

CONSULTANT                                    Steven Tomsic
                                              4142 East Becker Lane
                                              Phoenix, AZ. 85028

COMPANY                                       Thomas J. Sweeney, CEO
                                              Butterfield  -  Blair,  Inc.
                                              D.B.A.  novahead,  inc.
                                              2130 East Turney Ave.
                                              Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------


STEVEN TOMSIC



BY
  ----------------------------
STEVEN TOMSIC

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 26 day of October 2001 (the "Effective Date") by and between Stephen J. Strand ("Strand" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Strand subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agree to hold themselves available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services rendered to the Company's management shall include but not be limited to (a) advice concerning the corporate planning and development of the Company; and or (b) assistance in marketing and promotions of any or all products of the Company; (c) other bona fide services.

2.   TERM

The term of this Agreement ("Term") as to the consulting services shall begin as of the Effective Date and shall terminate two (2) year thereafter. Any change herein is only by mutal agreement and negotiated, therefore agreed to in writing by the parties hereto.

3.   COMPENSATION

     A.     WARRANTS

Each Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred & fifty thousand (250,000) shares of the Company's Common Stock (the "Warrants"). The Warrants shall be exercisable at a price of $0.50 per Share. The Warrants shall be deemed exercisable immediately after the Company has received a trading symbol and is publicly trading on any exchange. Further, the Warrants shall be deemed exercisable if the Company becomes a public company through a merger to another public trading company, or is acquired by a public corporation or by transfer of assets through a sale, or by an Initial Public Offering, "IPO".

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the OTC Bulletin Board, it will register the shares underlying the Warrant according to Federal Law with the Securities and Exchange Commission.

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant are acting as independent contractors in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of each Consultant. Consultant Strand shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on its part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of its obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or its representatives with certain Confidential Information (as defined below). In consideration of the Company Publishing (prior to and subsequent to the date hereof) such Confidential Information, Consultant agree as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, its agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, its agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant do not know they are prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agree to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          -------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order. In the event that Consultant or anyone to whom they
          -----------------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of its legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Consultant nor anyone to whom it transmits the Confidential Information pursuant to this Confidentiality Agreement will oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledge  that  remedies  at  law  may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and they hereby in advance agree to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or its directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then it shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

     (g)  Reciprocal  Nature  of  Section  7.  In  the  event Consultant provide
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                         ADDRESS

CONSULTANT                                      Stephen J. Strand
                                                2944 N. 44th Street
                                                Phoenix, AZ. 85018
COMPANY
                                                Thomas J. Sweeney, CEO
                                                Butterfield  -  Blair,  Inc.
                                                D.B.A.  novahead,  inc.
                                                2130 East Turney Ave.
                                                Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the fall and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or his respective successors-in-interest.

13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform his obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in his entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)




          IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------

STEPHEN J. STRAND


BY
  ----------------------------
STEPHEN J. STRAND

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 26 day of October 2001 (the "Effective Date") by and between Scott D. German ("German" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage German subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agree to hold themselves available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services rendered to the Company's management shall include but not be limited to (a) advice concerning the corporate planning and development of the Company; and or (b) assistance in marketing and promotions of any or all products of the Company; (c) other bona fide services.

2.   TERM

The term of this Agreement ("Term") as to the consulting services shall begin as of the Effective Date and shall terminate two (2) year thereafter. Any change herein is only by mutal agreement and negotiated, therefore agreed to in writing by the parties hereto.

3.   COMPENSATION

     A.     WARRANTS

Each Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred & fifty thousand (250,000) shares of the Company's Common Stock (the "Warrants"). The Warrants shall be exercisable at a price of $0.50 per Share. The Warrants shall be deemed exercisable immediately after the Company has received a trading symbol and is publicly trading on any exchange. Further, the Warrants shall be deemed exercisable if the Company becomes a public company through a merger to another public trading company, or is acquired by a public corporation or by transfer of assets through a sale, or by an Initial Public Offering, "IPO".

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the OTC Bulletin Board, it will register the shares underlying the Warrant according to Federal Law with the Securities and Exchange Commission.

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant are acting as independent contractors in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of each Consultant. Consultant Strand shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on its part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of its obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or its representatives with certain Confidential Information (as defined below). In consideration of the Company Publishing (prior to and subsequent to the date hereof) such Confidential Information, Consultant agree as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, its agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, its agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant do not know they are prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agree to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          -------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order. In the event that Consultant or anyone to whom they
          -----------------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of its legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Consultant nor anyone to whom it transmits the Confidential Information pursuant to this Confidentiality Agreement will oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledge  that  remedies  at  law  may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and they hereby in advance agree to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or its directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then it shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

     (g)  Reciprocal  Nature  of  Section  7.  In  the  event Consultant provide
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                     ADDRESS

CONSULTANT                                  Scott D. German
                                            2944 N. 44th Street
                                            Phoenix, AZ. 85018
COMPANY
                                            Thomas J. Sweeney, CEO
                                            Butterfield  -  Blair,  Inc.
                                            D.B.A.  novahead,  inc.
                                            2001 E. Campbell, Ste 105
                                            Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the fall and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or his respective successors-in-interest.

13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform his obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in his entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)




     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------

SCOTT D. GERMAN


BY
  ----------------------------
SCOTT D. GERMAN

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 15th day of December 2001 (the "Effective Date") by and between Daniel Joseph Fitzpatrick ("Fitzpatrick" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Fitzpatrick subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if Fitzpatrick fails to introduce a customer to the Company that is acceptable to the Company. The Company agrees to not contact any customer introduced by Consultant for a period of eighteen (18) months to the exclusion of Consultant.

2.   TERM

The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION

     A.     WARRANT

Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $0.50 per Share.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT  CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. Fitzpatrick shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality
          Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          --------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          ----------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                    ADDRESS

CONSULTANT                                 Daniel Joseph Fitzpatrick
                                           10695 E. Autumn Sage Drive
                                           Scottsdale, Az. 85259

COMPANY                                    Thomas J. Sweeney, CEO
                                           Butterfield  -  Blair,  Inc.
                                           D.B.A.  novahead,  inc.
                                           2130 East Turney Ave.
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.



            (The remainder of this page has intentionally left blank)

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------


DANIEL JOSEPH FITZPATRICK



BY
  ----------------------------
DANIEL JOSEPH FITZPATRICK

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 20th day of December 2001 (the "Effective Date") by and between Daniel Fanelli ("Fanelli" or "Consultant"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Fanelli subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if Fanelli fails to introduce a customer to the Company that is acceptable to the Company. The Company agrees to not contact any customer introduced by Consultant for a period of eighteen (18) months to the exclusion of Consultant.

2.   TERM

The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION

     A.     WARRANT

Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $0.50 per Share.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. Fanelli shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ----------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality
          Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          --------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          -----------------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          ------------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                    ADDRESS

CONSULTANT                                 Daniel Fanelli
                                           1145 E. Concorda
                                           Tempe, Az. 85282

COMPANY                                    Thomas J. Sweeney, CEO
                                           Butterfield  -  Blair,  Inc.
                                           D.B.A.  novahead,  inc.
                                           2130 East Turney Ave.
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

          COMPANY
          -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------


DANIEL FANELLI



BY
  ----------------------------
DANIEL FANELLI

                  AGREEMENT TO PROVIDE CHIEF FINANCIAL OFFICER
                      SERVICES TO BUTTERFIELD-BLAIR, INC.
                              D.B.A. NOVAHEAD, INC.



     This Agreement to provide Chief Financial Officer services ("Agreement") is entered into this 1st day of March 2002 (the "Effective Date") by and between Mr. Stephen J. Antol, ("Antol"), an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of ITS successor corporations acquired or merged with any other company. The Directors of the Company have approved this Agreement.

     Subject to the terms and conditions of this Agreement, the Company desires to engage the services of Antol as its Chief Financial Officer ("CFO").

     Antol desires to perform the services of CFO for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF ANTOL

The Company hereby engages Antol and Antol hereby agrees to hold himself available to render, at the request of the Company AND AS REQUIRED TO PERFORM RECURRING CFO FUNCTIONS IN A TIMELY MANNER, various services for the Company, upon the terms and conditions hereinafter set forth. Such services rendered to the Company's management shall include but not be limited to (a) setting up the Company's accounting SYSTEM, procedures AND INTERNAL CONTROLS; (b) overseeing the efforts of a Company employee in the compilation of the Company's accounting records; (d) preparation of the Company's accounting records AND RELATED WORK PAPERS for an independent AUDIT BY A CERTIFIED PUBLIC ACCOUNTING FIRM; (e) assistance in preparation of the Company's Security and Exchange Commission
(SEC) and/or National Association of Security Dealers (NASD) reports in accordance with SEC regulations; (f) preparation of the Company's tax returns;
(g) the use of Antol's name as the Company's CFO in press releases and any other publications, and (h) to provide all other services generally provided by a corporate CFO.

2.   TERM

The term of this Agreement shall begin as of the Effective Date and shall terminate one (1) year thereafter unless the Company terminates the Agreement prior to the termination date but early termination by the Company shall not effect the exercisability of the Warrant.

3.   COMPENSATION

     A.  WARRANT

Antol shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $0.50 per Share. The Warrant shall be deemed exercisable immediately after the Company has received a trading symbol and is publicly trading on any exchange if Antol agrees to remain as the Company's CFO for two years. Further, the Warrant shall
                                      -------------
be deemed exercisable if the Company becomes a public company through a merger to another public trading company, or is acquired by a public corporation or by transfer of assets through a sale, or by an Initial Public Offering, "IPO".

     B.  REGISTRATION  OF  SHARES

The Company agrees that within a reasonable period of time after becoming a publicly traded company, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     C.  NON-EXCLUSIVE  SERVICES

It is expressly understood that Antol may act as the CFO or in any other capacity for other companies while performing his services under this Agreement. Antol is under no obligation to disclose to the Company the nature of such services or any remuneration received therefrom. Further, it is understood that the Company shall pay Antol on an hourly basis for rendering services to the Company. His hourly rates as agreed to by the Company are:

          Ninety Dollars ($90) for rendering ACCOUNTING AND SUPERVISORY CFO SERVICES

          One  hundred dollars ($100) for rendering INCOME TAX services as a CFO

          One hundred and FIFTEEN dollars ($115) for RENDERING SEC OR NASD RELATED SERVICES OR FILINGS AS CFO

4.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Antol. Antol shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Antol of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

5.   CONFIDENTIALITY

In connection with the CFO relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Antol and/or his representatives with certain Confidential Information (as defined below). Antol agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it may provide to Antol, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Antol, his agents, representatives or employees, or (ii) becomes available to Antol on a non-confidential basis from a source other than the Company or its agents but only if Antol does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Antol, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Antol, his agents, representatives or employees, other than in connection with his services to the Company as its CFO. Antol agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Antol of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Antol shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination  of  this  Agreement  all  copies  of  the  Confidential
          Information will be returned to the Company or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of  Confidential  Information.  Antol  acknowledgeS that the
          ---------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the  event that Antol or anyone to whom he may
          ----------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Antol's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Antol will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Antol will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise his best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Antol nor anyone to whom he transmits the Confidential Information pursuant to this Confidentiality Agreement will not oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement. Antol acknowledges that remedies at law may be inadequate
          -----------
          to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Antol or his agents, representatives or employees have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

6.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

7.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex, telecopies, or facsimile transmissions addressed as follows:

PARTIES                                 ADDRESS


ANTOL                                   Stephen J. Antol
                                        7721 E. Gray Road, Suite 103
                                        Scottsdale, Az. 85260


COMPANY                                 Thomas J. Sweeney, CEO
                                        Butterfield  -  Blair,  Inc.
                                        D.B.A.  novahead,  inc.
                                        2130 East Turney Ave.
                                        Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

8.   ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

9.   AUTHORIZATION TO ENGAGE ANTOL

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by ITS terms and CONDITIONS.

10.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest.

11.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

12.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

13.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.


     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written.

          COMPANY
          -------

          BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER

     INDIVIDUAL
     ----------

     ANTOL



BY:
   --------------------------------------
STEPHEN J. ANTOL

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 25TH day of March 2002 (the "Effective Date") by and between John Larson an Individual with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. novahead, inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Consultant subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if Consultant fails to introduce a customer to the Company that is acceptable to the Company.

2.   TERM

The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION

     A.     WARRANT

Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $0.50 per Share.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. McMahon shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          --------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ---------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          -------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          -----------------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                    ADDRESS

                                           CONSULTANT
                                           John Warren Larson
                                           9700 N. 91st St. B 106
                                           Scottsdale, Arizona 85258


COMPANY                                    Thomas J. Sweeney, CEO
                                           Butterfield  -  Blair,  Inc.
                                           D.B.A.  novahead,  inc.
                                           2130 East Turney Ave.
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.


            (The remainder of this page has intentionally left blank)

IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.



     COMPANY
     -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------


JOHN W. LARSON


BY
  ----------------------------
     JOHN W. LARSON

                              CONSULTING AGREEMENT

     This  Consulting  Agreement ("Agreement") is entered into this       day of
2002 (the "Effective Date") by and between John Larson "Larson" and John E. McMahon, "McMahan" Individuals, collectively referred to as "Consultant" with Butterfield - Blair, Inc., (the "Company"), a Colorado corporation, D.B.A. Novahead, Inc. and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Consultant subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if McMahon fails to introduce a customer to the Company that is acceptable to the Company. The Company agrees to not contact any customer introduced by Consultant for a period of eighteen (18) months to the exclusion of Consultant.

2.   TERM

The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION

     A.     WARRANT

Consultant or his nominee(s) each shall receive compensation in the form of a Warrant to purchase one hundred and twenty-five thousand (125,000) shares of the Company's Common Stock (the "Warrant"), for a total of two hundred and fifty thousand (250,000) shares. The Warrants shall be exercisable at a price of $0.50 per Share.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. McMahon shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ----------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          --------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          ----------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                    ADDRESS

                                           CONSULTANT

                                           John W. Larson
                                           John E. McMahan
                                           9700 N. 91st Ste B 106
                                           Scottsdale, AZ. 85258


COMPANY                                    Thomas J. Sweeney, CEO
                                           Butterfield  -  Blair,  Inc.
                                           D.B.A.  novahead,  inc.
                                           2130 East Turney Ave.
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

     COMPANY
     -------

BUTTERFIELD - BLAIR, INC.



BY:
   --------------------------------------
THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------

JOHN W. LARSON



BY
  ----------------------------
JOHN W. LARSON



JOHN E. MCMAHON



BY
  ----------------------------
  JOHN E. MCMAHON

                     AGREEMENT TO PROVIDE LEGAL SERVICES TO
                            BUTTERFIELD-BLAIR, INC.
                             D.B.A. NOVAHEAD, INC.



     This Agreement to provide Chief Financial Officer services ("Agreement") is entered into this 25TH day of March 2002 (the "Effective Date") by and between Charles L. Firestein P.C. ("Firestein"), an Individual with Butterfield - Blair, Inc., a Colorado corporation, dba novahead, inc. (the "Company"), and any of its successor corporations acquired or merged with any other company.

     Subject to the terms and conditions of this Agreement, the Company desires to engage the services of Firestein as its Legal Counsel.

     Firestein desires to perform the services for the Company on the terms and conditions contained herein

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF FIRESTEIN

The Company hereby engages Firestein and Firestein hereby agrees to hold himself available to render, at the request of the Company various legal services for the Company, upon the terms and conditions hereinafter set forth. Such services rendered to the Company's management shall include but not be limited to (a) providing legal services generally provided by a corporate CLO, including, but not limited to, (1) rendering general legal advise to the officers and directors of the Company, (2) reviewing contracts and other documents, (3) maintaining the corporate minute book, (4) maintaining the active status of the Company with the state of Arizona, (5) assisting with the preparation of filings with regulatory bodies to the extent necessary to maintain all licenses and "good standing" certificates, (6) filing lawsuits on behalf of the Company, (7) defending the Company from lawsuits brought by outside Plaintiff's to the extent reasonably practicable, and. It is expressly understood, however, that Firestein is not a securities lawyer, and may seek assistance from outside counsel, when necessary, to prepare the Company's Security and Exchange Commission and/or National Association of Security Dealers reports in accordance with their regulations.


2.   TERM

The term of this Agreement shall begin on the later of either (1) the Effective Date, or (2) the date of the binding of directors and officers insurance, and shall terminate one (1) year on the later date, unless either party terminates the Agreement prior to the termination date, with or without cause, or extends this Agreement in writing. Until the binding of directors and officers insurance, Firestein shall extend legal services to the Company as an outside independent contractor according to the terms and conditions contained herein, and will use the designation of General Counsel.

3.   COMPENSATION

     A.     WARRANT

Firestein has previously received a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant") at a price of $0.50 per Share pursuant to a Consulting Agreement dated March 25, 2002. The terms and conditions of said Consulting Agreement shall remain in full force and effect, and Firestein will retain the Warrant pursuant to said Consulting Agreement, separate and apart from this Agreement

It is further understood that the Company shall pay Firestein on an hourly basis for rendering the above mentioned legal services in Paragraph 1.(6) and Paragraph 1.(7) to the Company. Firestein's hourly rate as agreed to by the Company is $150.00 per hour.


     B.     NON-EXCLUSIVE  SERVICES

It is expressly understood that Firestein may act as the CLO or in any other capacity for other companies while performing his services under this Agreement, or maintain a private legal practice. Firestein is under no obligation to disclose to the Company the nature of such services or any remuneration received therefrom.

4.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Firestein. Firestein shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Firestein of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

5.   CONFIDENTIALITY

In connection with the CFO relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Firestein and/or his representatives with certain Confidential Information (as defined below). Firestein agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
          -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it may provide to Firestein, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Firestein, his agents, representatives or employees, or (ii) becomes available to Firestein on a non-confidential basis from a source other than the Company or its agents but only if Firestein does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ----------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Firestein, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Firestein, his agents, representatives or employees, other than in connection with his services to the Company as its CFO. Firestein agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential Information for the purposes described herein. These agents, representatives or employees shall be informed by Firestein of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Firestein shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination  of  this  Agreement  all  copies  of  the  Confidential
          Information will be returned to the Company or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Firestein acknowledgeS that the
          --------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective Order. In the event that Firestein or anyone to whom he may
          ------------------
          transmit the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Firestein's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Firestein will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Firestein will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise his best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. In any event, neither Firestein nor anyone to whom he transmits the Confidential Information pursuant to this Confidentiality Agreement will not oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Firestein  acknowledges  that  remedies  at  law  may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Firestein or his agents, representatives or employees have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

6.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

7.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex, telecopies, or facsimile transmissions addressed as follows:

PARTIES:                                   ADDRESS:

FIRESTEIN                                  Charles L. Firestein
                                           Charles L. Firestein, P.C.
                                           4745 North 7th Street, Suite 234
                                           Phoenix, Arizona 85014

COMPANY                                    Thomas J. Sweeney, CEO
                                           Butterfield  -  Blair,  Inc.
                                           D.B.A.  novahead,  inc.
                                           2001 East Campbell Avenue
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

8.   ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party s rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

9.   AUTHORIZATION TO ENGAGE FIRESTEIN

By executing this Agreement, the Company covenants that it has the authority from its Board of Directors to enter into the Agreement and abide by its terms and conditions.

10.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements oral or otherwise, have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest.

11.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

12.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.




     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written.



     BUTTERFIELD - BLAIR, INC., DBA NOVAHEAD, INC.



     BY:
        --------------------------------------
        THOMAS J. SWEENEY, CHIEF EXECUTIVE OFFICER




     BY:
        --------------------------------------
        CHARLES L. FIRESTEIN, P.C.

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is entered into this 7th day of July 2002 (the "Effective Date") by and between Robert M. Keener Jr., ("Keener" or "Consultant"), an Individual with NOVAHEAD, inc., (the "Company"), a Colorado corporation, and any of its successor corporations acquired or merged with any other company.

     The Company desires to engage Keener subject to the terms and conditions of this Agreement, in performing such services for the Company.

     Now, therefore, in consideration of the mutual promises, covenants and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereby agree as follows:

1.   ENGAGEMENT OF CONSULTANT

The Company hereby engages Consultant and Consultant hereby agrees to hold himself available to render, at the request of the Company, independent consulting services for the Company, upon the terms and conditions hereinafter set forth. Such consulting services shall constitute assistance in the marketing and promoting of the Company's product line. This Agreement shall be rendered null and void if Keener fails to introduce a customer to the Company that is acceptable to the Company. The Company agrees to not contact any customer introduced by Consultant for a period of eighteen (18) months to the exclusion of Consultant.

2.   TERM

The term of this Agreement ("Term") shall begin as of the Effective Date and shall terminate one (1) year thereafter. Anything to the contrary contained herein notwithstanding either Party may terminate this Agreement with cause. The terminating party shall give written notice to the other party of its intent to terminate the Agreement at least thirty (30) days prior to the intended effective date of termination. Termination of the Agreement by the Company shall not relieve it of its obligation to allow Consultant to exercise Warrants he has earned.

3.   COMPENSATION
     A.     WARRANT

Consultant or his nominee(s) shall receive compensation in the form of a Warrant to purchase two hundred and fifty thousand (250,000) shares of the Company's Common Stock (the "Warrant"). The Warrant shall be exercisable at a price of $1.00 per Share.
                 CASH COMMISSIONS- SEPARATE AGREEMENT ATTACHED.

     B.     REGISTRATION  OF  SHARES

The Company agrees that within one (1) month of becoming a publicly traded company on the Over The Counter Bulletin Board (OTC-BB) exchange, subject to Rule 144 restrictions, it will register the shares underlying the Warrant when exercised with the Securities and Exchange Commission.

     Until the Shares are registered, a legend reading substantially as follows will be placed on each and every certificate representing all or any portion of the Shares:

          "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. They may not be sold, assigned or transferred in the absence of an effective Registration Statement for the Shares under the Securities Act of 1933, as amended, receipt of a "no action" letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Company that the Registration is not required under said Act."

4.   INDEPENDENT CONTRACTOR

It is expressly agreed that Consultant is acting as an independent contractor in performing his services hereunder. The Company shall not pay any contributions to social security unemployment insurance for the benefit of Consultant, federal or state withholding taxes nor provide any other contributions or benefits, which might be expected in an employer-employee relationship.

The Company acknowledges that it is aware that Consultant may, from time to time, perform services for, receive remuneration from and/or hold equity positions in entities other than the Company. Consultant is under no obligation to disclose to the Company the nature of such services or any remuneration received.

5.   EXPENSES

Consultant shall be responsible for all costs and expenses incident to Consultant's performance of services as required by this Agreement.

6.   ASSIGNMENT

This Agreement is a personal one being entered into in reliance upon and in consideration of the singular personal skills and qualifications of Consultant. Keener shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of the Company. Any attempt at assignment or transfer by Consultant of his obligations without such consent shall be wholly void. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assignees and personal representatives of the respective parties.

7.   CONFIDENTIALITY

In connection with the consulting relationship established pursuant to the terms of this Agreement, the Company may, from time to time, furnish Consultant and/or his representatives with certain Confidential Information (as defined below). With respect to that Confidential Information, Consultant agrees as follows:

     (a)  Confidential  Information.  Confidential Information means any and all
           -------------------------
          memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing information concerning the Company which is not available to the general public and which the Company considers proprietary or confidential which it will provide or has previously provided to Consultant, his agents or representatives, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing. All written confidential information shall be stamped as "Confidential."

          The term Confidential Information shall not include such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by Consultant, his agents, representatives or employees, or (ii) becomes available to Consultant on a non-confidential basis from a source other than the Company or its agents and if Consultant does not know he is prohibited from disclosing such Confidential Information by a legal, contractual or fiduciary obligation to the Company.

     (b)  Confidentiality.  The  Confidential  Information  will  be  kept
          ----------------
          confidential and shall not, without the prior written consent of the Company, be disclosed by Consultant, or his agents, representatives or employees, in any manner whatsoever, in whole or in part, and shall not be used by Consultant, his agents, representatives or employees, other than in connection with this Agreement. Consultant agrees to reveal the Confidential Information only to his agents, representatives and employees who need to know the Confidential
          Information for the purposes described herein. These agents, representatives or employees shall be informed by Consultant of the confidential nature of the Confidential Information and these agents, representatives or employees shall agree to act in accordance with the terms and conditions of this Confidentiality Agreement. Consultant shall be responsible for any breach of this Confidentiality provision by his agents, representatives or employees.

     (c)  Return  of  Confidential  Information.  Promptly  upon  completion  or
          -------------------------------------
          termination of this Agreement all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees, will be returned to the Company. That portion of the Confidential

          Information that consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant, his agents, representatives or employees and oral Confidential Information may be retained by Consultant and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

     (d)  Accuracy  of Confidential Information. Consultant acknowledge that the
          --------------------------------------
          Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information efforts therein or omissions therefrom.

     (e)  Protective  Order.  In  the event that Consultant or anyone to whom he
          ----------
          transmits the Confidential Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Confidential Information or any information relating to Consultant's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, Consultant will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, Consultant will furnish only that portion of the Confidential Information which it is advised by written opinion of his legal advisers is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

     (f)  Enforcement.  Consultant  acknowledges  that  remedies  at  law may be
          -----------
          inadequate to protect against breach of this Confidentiality provision, and he hereby in advance agrees to the granting of injunctive relief in favor of the Company without proof of actual damages. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Confidentiality provision but shall be in addition to all other remedies available at law or equity to the Company. In the event of litigation relating to this Confidentiality provision, if a court of competent jurisdiction determines that Consultant or his directors. officers, partners, employees, agents or advisers have breached this Confidentiality provision then he shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom. Company shall provide written notice of any violations of this Agreement.

     (g)  Reciprocal  Nature  of  Section  7.  In  the event Consultant provides
          ----------------------------------
          Confidential Information to the Company, Consultant shall be hereby granted the rights set forth in this Section 7 with respect to such Confidential Information.

8.   GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by and interpreted in accordance with the laws of the State of Arizona. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

9.   NOTICES

All notices and other communications provided for or permitted hereunder can be made by hand delivery, first class mail, telex or telecopies, "faxed" addressed as follows:

PARTIES                                    ADDRESS

CONSULTANT                                 Robert M. Keener Jr.
                                           776 Autumn Glen Drive
                                           Melbourne, Florida 32940

COMPANY                                    Thomas J. Sweeney, CEO
                                           NOVAHEAD  inc
                                           Suite  105
                                           2001 East Campbell Ave.
                                           Phoenix,  AZ  85016

All such notices and communication shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) business day after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; the same day of transmission if sent by facsimile transmission; and when receipt is acknowledged or confirmed.

10.  ATTORNEYS' FEES

In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including without limitation, reasonable attorney's fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit

11.  AUTHORIZATION TO ENGAGE THE CONSULTANT

By executing this Agreement, the Company covenants that it has the authority to enter into the Agreement and abide by its terms.

12.  COMPLETE AGREEMENT

This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject hereof and this Agreement supersedes any and all other agreements, either oral or in writing, between the Parties with respect to the subject matter contained herein. Each Party to this Agreement acknowledges that any Party, or anyone herein has made no representations, inducements, promises or agreements, oral or otherwise. Further, the Parties agree that this Agreement may be changed or amended only by an amendment in writing signed by both of the Parties or their respective successors-in-interest. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


13.  UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement.

14.  EXECUTION IN COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

15.  FURTHER ASSURANCES

From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonably request in order to discharge and perform their obligations and agreement thereunder and to give effect to the intentions expressed in this Agreement.

16.  INCORPORATION BY REFERENCE

All exhibits referred to in this Agreement are incorporated herein in their entirety by this reference.

17.  MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.




            (The remainder of this page has intentionally left blank)

     IN WITNESS WHEREOF, in signing the Parties hereto are in full agreement having executed this Agreement as of the day and year as first above written in its terms and conditions.

     COMPANY
     -------

NOVAHEAD INC



BY:
   --------------------------------------
THOMAS J. SWEENEY, PH.D.
CHIEF EXECUTIVE OFFICER



     CONSULTANT
     ----------


ROBERT M. KEENER JR.



BY
  ----------------------------
ROBERT M. KEENER JR.

                            BUTTERFIELD-BLAIR, INC.
                              STOCK PURCHASE OPTION

     THIS STOCK PURCHASE OPTION ("Option") certifies that, for value received, BLUME LAW FIRM, P.C., ("Optionee") is entitled to purchase and receive from BUTTERFIELD-BLAIR, INC. a Colorado corporation, doing business as novahead, Inc., (hereinafter sometimes called the "Company"), during the period hereinafter provided, up to twenty five thousand (25,000) fully paid and nonassessable shares of the voting stock of the Company (hereinafter called the "Stock") upon surrender hereof, at the principal office of the Company in Phoenix, Arizona, and simultaneous payment of the purchase price of fifty cents ($0.50) per share ("Purchase Price") for each share of the Stock so to be purchased; such number of shares and such purchase price per share.

     1.     Stock Option. Subject to the terms and conditions set forth in this
            -------------
Option, the Company hereby grants to the Optionee an Option to purchase from the Company up to twenty five thousand (25,000) shares (the "Option Shares") of Common Stock at an exercise price (the "Exercise Price") of fifty cents ($0.50) per share.

     2.     Exercise Period. The Option is exercisable in whole at any time and
            ----------------
in part from time to time during the period (the "Exercise Period") commencing on the execution of this Option and terminating on a date which is 5:00 P.M. Phoenix, Arizona time five (5) YEARS from the execution of this Option; provided, however, that if such date is a day on which banks in the State of Arizona are authorized or permitted to be closed, then the Exercise Period shall end at 5:00 P.M. Phoenix, Arizona time on the next day which is not such a day.

     3.     Manner of Exercise.
            -------------------

     (a) The Option shall be exercised by written notice of exercise in the form of Exhibit A to this Option, addressed to the Company and signed by the Optionee and delivered to the Company along with this Option and payment in full of the Exercise Price with respect to the Optioned Shares as to which the Option is being exercised. If the Option is exercised in part only, the Company will either issue a new Option with respect to the unexercised portion of the Option or shall make a notation on this Option reflecting the partial exercise.

     (b) The Exercise Price is payable by certified or official bank check or by personal check; provided, however, that if payment is made by bank wire, personal check, no Optioned Shares shall be issued to Optionee until the Company has been advised by its bank that the check has cleared.

     4.     Adjustment Provisions. In case the Company shall declare any
            ----------------------
dividend upon outstanding Stock payable in cash or in shares of Stock (or fractions thereof), or in case the Company shall make any other distribution upon outstanding Stock, then and in each such case the holder of this Option, upon any exercise of all or any part hereof thereafter, will be entitled to receive the number of shares of Stock as to which the right of purchase is being exercised BUT WILL NOT RECEIVE the securities, cash or other property which the holder of this Option would have received by way of such dividends or distributions if such holder (a) had continuously since the date hereof been the record holder of the Stock as to which the right of purchase is then being exercised, and (b) had retained all securities which they would have received as dividends and/or other distributions of such Stock.

     If the Company shall, by subdivision, combination or reclassification of shares or otherwise, change the outstanding shares of its Stock into a different number or class of shares, the number and class of shares issuable upon exercise of this Option and the Purchase Price payable upon such exercise shall be adjusted.

     In case of any reorganization or merger of the Company into any other corporation, then each share of stock issuable upon exercise of this Option shall be replaced for the purposes hereof by the stock or other securities or property issuable in respect of each share of Stock of the Company upon such reorganization or merger.

     In case at any time:

          (a) the Company shall offer for subscription pro rata or otherwise to the holders of the Stock any additional shares of stock of any class or other rights;

          (b) there shall be any capital reorganization or reclassification of the Stock of the Company, or reorganization or merger of the Company with, or transfer of all or substantially all of its assets to, another corporation; or

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the holder of this Option of the date (i) on which the books of the Company shall close, or of record fixed, for determining the shareholders entitled to such distribution of shares, or (ii) on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Stock of record shall participate in such distribution of shares, or shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, merger, transfer, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     5.     Transferability. The Option is not transferable by the Optionee
            ----------------
except in compliance with all applicable Federal and state securities laws. The Company may require as a condition to the transfer that the Optionee shall deliver to the Company an opinion of counsel acceptable to the Company as to the compliance with such laws.

     6.     No Rights As a Stockholder.  The Optionee shall have no interest in
            --------------------------
and shall not be entitled to any voting rights or any dividend or other rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to this Option prior to the exercise of this Option and payment of the Exercise Price of the Optioned Shares.

     7.     Reservation of Shares, Fractional Shares and Validity. The Company
            ------------------------------------------------------
covenants that it will at all times maintain an available and adequate reserve of duly authorized but unissued shares of its Stock, free from preemptive rights, sufficient to effect the full exercise of this Option as herein provided, and that it will at all times maintain in full force and effect an appropriate permit of the appropriate state authorities authorizing the issuance and sale by the Company of all shares of Stock issuable upon exercise of this Option by the holder.

     No fractional shares of Stock will be issued in connection with any purchase hereunder, but the Company shall, in lieu of such fractional shares, make a cash payment thereof on the basis of the Purchase Price.

     The Company covenants that all shares of Stock issuable upon the exercise of this Option will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

     8. "Piggy Back" Registration. If at any time the Company shall determine to register under the Securities Act of 1933 (the "Act") (including pursuant to a demand of any shareholder of the Company exercising registration rights) any of its Common Stock, other than under a registration statement filed solely with respect to shares sold to employees under an employee stock or stock option plan, it shall send to Optionee (including for this purpose as Shares any Common Stock or Options derived or acquired from the conversion of Shares) written notice of such determination and, if within 30 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the shares of Common Stock underlying the Options to Purchase of such holder, except that if the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, the shares intended to be included by those holders who have an incidental ("piggyback") right to include their shares in the registration statement shall be excluded (without proration as to the shares to be sold by the Company) to comply with such limitation, provided that such limitation shall then be imposed pro rata (in proportion to the stock which each holder has requested be included in the registration) with respect to all such Common Stock whose holders have such an incidental right.

     9.     Governing Law. This Option and the respective rights, duties and
            --------------
obligations of the Company and the Optionee pursuant to this Option, shall be governed and construed in accordance with the laws of the State of Arizona applicable to agreements executed and to be performed wholly within such State. The Company and Optionee agree that (a) any legal or equitable action or proceeding arising under or in connection with this Option shall be brought exclusively in any Federal or state court in Maricopa County, Arizona and (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts.

     10.     Notice. Any notice which either party hereto may be required or
             -------
permitted to give to the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Company, at 2001 East Campbell, Suite 105, Phoenix, Arizona 85016, Attention: President, or at such other address as the Company, by notice, may designate in writing from time to time; to the Optionee, at the address shown at the end of this Option, or at such other address as the Optionee, by notice to the Company, may designate in writing from time to time.

     TN WITNESS WHEREOF, the Company has executed this Option as of the date first above written.

                                           BUTTERFIELD-BLAIR, INC.



                                           By:   /s/  not legible
                                              ----------------------------------

                                              ----------------------, President

AGREED TO AND ACCEPTED:

BLUME LAW FIRM, PC

/s/  Gary R. Blume                   5/1/02
-------------------------------------------------
GARY R. BLUME, PRESIDENT
11811 NORTH TATUM BOULEVARD
SUITE 1025
PHOENIX, ARIZONA 85028-1699

Employer Identification Number: 41-1713228

                                    Exhibit A

Date:
     --------------------

BUTTERFIELD-BLAIR, INC.
2001 East Campbell
Suite 105
Phoenix, Arizona 85016

Attention:                       , President
          -----------------------


     Re:  Stock Option Exercise
          ---------------------

PRESIDENT:

     I  hereby exercise the foregoing option to the extent of            shares,
                                                             ------------
and I am tendering with this Notice full payment of the Exercise Price in the manner provided in Paragraph 3 of the Option with respect to the Optioned Shares as to which this Option is being exercised. I further represent and warrant to the Company that I have been advised as to the tax consequences of my exercise of the Option.


                                                  Very truly yours,


                                                  -----------------------------